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                        FIRST AMENDMENT TO LOAN AGREEMENT


         This First Amendment to Loan Agreement (this "Amendment") is dated as of the ___ day of December, 1997 and is between MRS. FIELDS= ORIGINAL COOKIES, INC., a Delaware corporation ("Borrower") and LASALLE NATIONAL BANK ("Lender").

                                               W I T N E S S E T H:

         WHEREAS, the Borrower and Lender are parties to that certain Loan Agreement dated as of January 31, 1997 (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement") under which Lender, as lender, agreed to make available to the Borrower a revolving credit facility on the terms and conditions set forth therein; and

         WHEREAS, the Borrower has requested that Lender amend the Loan Agreement in certain respects, as more fully set forth herein, and Lender is agreeable to such request;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

          2. Amendment of Loan Agreement. The Loan Agreement is hereby amended, effective as of the date first set forth above, as follows:

         (a) The definition of AMaximum Letter of Credit Obligation@ is hereby amended and restated in its entirety as follows:

                  AMaximum Letter of Credit Obligation@ shall mean the lesser of
                  (i) the Revolving Loan Commitment less the aggregate amount of all Revolving Loans outstanding at any time, or (ii) $200,000.

         (b) The definition of ARevolving Loan Maturity Date@ is hereby amended and restated in its entirety as follows:

                  ARevolving Loan Maturity Date@ shall mean February 28, 1998, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.


          (c) Section 2.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  Section 2.4 Letters of Credit. Subject to the terms and conditions of this Agreement and upon the execution and delivery by the Borrower and the acceptance by the Bank, in its sole and absolute discretion, of an application for letter of credit, the Bank agrees to issue for the account of the Borrower out of the Revolving Loan Commitment, Letters of Credit in the standard form of the Bank and otherwise in form and substance acceptable to the Bank, from time to time during the term of this Agreement, provided that the Letter of Credit Obligations may not at any time exceed the Maximum Letter of Credit Obligation. The Letters of Credit shall expire on December 31, 1998. The amount of any payments made by the Bank with respect to draws made by a beneficiary under a Letter of Credit for which the Borrower has failed to reimburse the Bank upon the earlier of (i) the Bank=s demand for repayment, or
                  (ii) five (5) days from the date of such payment to such beneficiary by the Bank, shall be deemed to have been converted to a Revolving Loan (which Revolving Loan shall be a Prime Loan) as of the date such payment was made by the Bank to such beneficiary.

         3.  Miscellaneous.

         (a) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (c) Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

         (d) This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (e) From and after the date of execution of this Amendment, any reference to the Loan Agreement contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f) Except as expressly set forth herein, nothing in this Amendment is intended to or shall be deemed to have amended the Loan Agreement, which is hereby reaffirmed in all respects. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the notes provided for therein and secured by the collateral referred to therein. The Loan Agreement, as amended hereby, and each of the other "Loan Documents" referred to in the Loan Agreement remain in full force and effect and are hereby reaffirmed in all respects.

       [Balance of page intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.



                     MRS. FIELDS= ORIGINAL COOKIES, INC., a Delaware corporation


                                           By:/s/Larry A. Hodges
                                           Name:Larry A. Hodges
                                           Title:President/CEO




                                                           LASALLE NATIONAL BANK


                                           By:/s/Jon A. Levey
                                           Name:Jon A. Levey
                                           Title:Asst. Vice President